UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2015

Sucampo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33609	30-0520478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 King Farm Boulevard, Suite 550

Rockville, MD 20850

(Address of principal executive offices, including zip code)

(301) 961-3400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 20, 2015, the Registrant completed its acquisition of 10,262,903 shares of R-Tech Ueno, a corporation organized under Japanese law (the “Target”) and 318,400 stock acquisition rights of Target pursuant to a tender offer in Japan (the “Tender Offer”) pursuant to which the Registrant’s wholly-owned Japanese subsidiary, Sucampo Pharma LLC (the “Purchaser”), offered to purchase all of the outstanding shares of the Target’s common stock (other than the shares acquired pursuant to the Purchase Agreement (as defined in the next sentence)). In addition, on October 20, 2015, the Registrant acquired 8,571,900 shares of Target pursuant to the terms of the Share Purchase Agreement (“Purchase Agreement”) by and between the Registrant and the founders of the Target, who are also the founders of the Registrant, and a related entity. Following these acquisitions, the Registrant directly and indirectly owned approximately 98% of the outstanding shares of Target. The Registrant acquired the remaining 2% of outstanding shares of R-Tech Ueno through a squeeze-out process under Japanese law on December 8, 2015.

This amendment amends the Current Report on Form 8-K filed on October 22, 2015, as amended on June 28, 2016 (as amended, the “Current Report”), to include a signed audit report in Exhibit 99.1 and updated pro forma condensed combined financial statements in Exhibit 99.2. This amendment does not amend or otherwise affect the other disclosures in the Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The audited consolidated financial statements of R-Tech Ueno as of March 31, 2015 and 2014 for the fiscal years ended March 31, 2015, 2014 and 2013 are included as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

(b) Pro Forma Financial Information. The following unaudited pro forma financial information related to the acquisition by the Registrant of R-Tech Ueno is attached hereto as Exhibit 99.2 and incorporated by reference into this Item 9.01(b) and made a part hereof.

(i) Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014

(ii) Unaudited pro forma condensed combined balance sheet as of September 30, 2015

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte, R-Tech Ueno’s independent auditors
99.1	Audited Consolidated Financial Statements of R-Tech Ueno
99.2	Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

	By:	/s/ Andrew Smith
Date: July 11, 2016		Andrew Smith Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte, R-Tech Ueno’s independent auditors
99.1	Audited Consolidated Financial Statements of R-Tech Ueno
99.2	Pro Forma Condensed Combined Financial Statements